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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
PlaceWare, Inc.:

We consent to the use of our reports included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                        /s/ KPMG LLP

Mountain View, California

August 25, 2000